Supplemental Information

Columbia Property Trust, Inc. Table of Contents Introduction Executive Summary 3 Company Profile & Investor Contacts 4 Capitalization Analysis & Research Coverage 5 2020 Guidance 6 Financial Information Consolidated Balance Sheet - GAAP 7 Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures 8 Consolidated Statements of Operations - GAAP 9 Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures 10 Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) 11 Net Operating Income 12 - 13 Management Fee Income 14 Capital Expenditure Summary 15 Debt Overview 16 Debt Covenant Compliance 17 Debt Maturities 18 Summary of Unconsolidated Joint Ventures 19 Operational & Portfolio Information Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue 20 Property Overview - Square Feet & Occupancy 21 Occupancy Summary 22 Leasing Summary 23 Lease Expiration Schedule 24 Lease Expiration by Market 25 Top 20 Tenants & Tenant Industry Profile 26 Transaction Activity (1/1/18 - 7/30/20) 27 - 28 Development Projects 29 Additional Information Reconciliation of Net Income to Normalized Funds From Operations (NFFO) 30 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) 30 Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents) 31 Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO) 31 Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties 32 - 33 Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties 34 - 35 Definitions 36 Forward Looking Statements: This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our guidance and underlying assumptions; expectations on timing of completion of announced acquisitions; expectations on occupancy rates and additional growth in same store net operating income; the impact of the COVID-19 pandemic on our results of operations; our ability to obtain future financing; future acquisitions and dispositions of operating assets; future repurchases of common stock; and market and industry trends. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: risks affecting the real estate industry and the office sector, in particular (such as the inability to enter into new leases, dependence on tenants' financial condition, and competition from other owners of real estate); risks relating to lease terminations, lease defaults, or changes in the financial condition of our tenants, particularly by a significant tenant; risks relating to our ability to maintain and increase property occupancy rates and rental rates; adverse economic or real estate market developments in our target markets; the risks of pandemics or other public health emergencies, including the continued spread and impact of, and the governmental and third -party response to, the COVID-19 outbreak; the impact of social distancing, shelter-in-place, border closings, travel restrictions, remote work requirements and similar governmental and private measures taken to combat the spread of COVID-19; risks relating to the use of debt to fund acquisitions; availability and terms of financing; the ability to refinance indebtedness as it comes due; sensitivity of our operations and financing arrangements to fluctuations in interest rates; reductions in asset valuations and related impairment charges; risks relating to construction, development, and redevelopment activities; risks associated with joint ventures, including disagreements with, or misconduct by, joint venture partners; risks relating to repositioning our portfolio; risks relating to reduced demand for, or over supply of, office space in our markets; risks relating to acquisition and disposition activities; the ability to successfully integrate our operations and employees in connection with the acquisition of Normandy Real Estate Management, LLC (“Normandy”); the ability to realize anticipated benefits and synergies of the acquisition of Normandy; amount of the costs, fees, expenses, and charges related to the acquisition of Normandy; risks associated with our ability to continue to qualify as a real estate investment trust (“REIT”); risks associated with possible cybersecurity attacks against us or any of our tenants; potential liability for uninsured losses and environmental contamination; potential adverse impact of market interest rates on the market price for our securities; and risks associated with our dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that may cause actual results to differ from expectation, see our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Reports on Form 10-Q and subsequently filed periodic reports. On the Cover: Market Square (roof deck), Washington, D.C. Supplemental Information - Q2 2020 2

Columbia Property Trust, Inc. Q2 2020 Executive Summary Financial Highlights & Guidance: • For the second quarter of 2020, net income per diluted share was 0.04 (page 9), Normalized FFO (NFFO)(1) per diluted share/unit was $0.40 (page 11), cash flows from operations were $28.2 million (page 30), Adjusted FFO (AFFO)(1) was $41.6 million (page 11), and same store net operating income (based on cash rents) increased 20.0% (page 12). • Our first half results track favorably with our prior full year 2020 guidance and we have revised certain key metrics higher (page 6). Transactional and Operational Highlights: • We continue to monitor the COVID-19 pandemic and its impact on our business, tenants, and industry as a whole. We have collected 97.2% (98.8% office tenants) of our second quarter rents and executed deferral agreements on another 0.6%. • Leased 87,000 square feet during the second quarter, exceeding the amount leased during the same quarter in 2019, highlighted by a 68,000-square-foot extension and expansion with one of our larger tenants in Washington, D.C. • On July 1, 2020, we terminated our lease with WeWork at 149 Madison in New York, which resulted in us regaining control of the property including their improvements, a $6.4 million termination fee and eliminated our obligation to fund another $18.7 million of combined redevelopment and TI allowance owed to this tenant. We also amended two other leases with WeWork, which resulted in abating rents of $6.7 million ($0.6 million to be applied 2020, and the remainder to be applied monthly through February 2029 provided the tenant is not in default). Capital Structure: • As of June 30, 2020, we held a combined cash balance of $304.8 million (pages 7-8) and had $149.0 million available on our line of credit (page 16). • As of June 30, 2020, our net debt(2) to real estate asset ratio was 35.2%, with no mortgage debt on any of our consolidated properties (page 16). • We paid quarterly dividends of $0.21 per share ($0.84 annualized) (page 5). (1) For definitions and reconciliations of these non-GAAP financial metrics see pages 30 - 36. (2) Net debt is calculated by reducing our debt balance for cash on hand. Supplemental Information – Q2 2020 3

Columbia Property Trust, Inc.
Company Profile & Investor Contacts

Company Overview

Columbia Property Trust (NYSE: CXP) creates value through owning, operating and developing Class-A office buildings in New York, San Francisco, Washington D.C., and Boston. The Columbia team is deeply experienced in transactions, asset management and repositioning, leasing, development, and property management. It employs these competencies to grow value across its high-quality, well-leased portfolio of 15 operating properties that contain 6.2 million rentable square feet, as well as four properties under development or redevelopment, and also has approximately eight million square feet under management for private investors and third parties. Columbia has investment-grade ratings from both Moody's and S&P Global Ratings. For more information, please visit www.columbia.reit.

When evaluating the Company's performance and capital resources, management considers the financial impact of investments held directly and through subsidiaries. This report includes financial and operating information of our wholly-owned investments, and of our proportional interests in investments owned through consolidated and unconsolidated subsidiaries as appropriate. We calculate Funds From Operations ("FFO") based on amounts attributable to our common stockholders, which includes earnings from investments owned directly, and our proportional share of earnings from investments owned through consolidated and unconsolidated subsidiaries. We recognize that proportional financial data may not depict all of the legal and economic implications of our interests in partially owned subsidiaries.

Executive and Senior Management

E. Nelson Mills
Chief Executive Officer,
President and Director

James A. Fleming
Executive Vice President
Chief Financial Officer

Jeffrey K. Gronning
Chief Investment Officer

Gavin Evans
Executive Vice President
Acquisitions

Kevin A. Hoover
Executive Vice President
Portfolio Management

David T. Cheikin
Senior Vice President
Asset Management and Leasing

David S. Dowdney
Senior Vice President
West Coast

Travis W. Feehan
Senior Vice President
Asset Management

Wendy W. Gill
Senior Vice President
Chief Accounting Officer

Patrick J. Keeley
Senior Vice President
Asset Management

Stephen K. Smith
Senior Vice President
Property Management

Amy C. Tabb
Senior Vice President
Business Development

Paul H. Teti
Senior Vice President
Asset Management and Leasing

Stephen P. Trapp
Senior Vice President
Construction

Elka L. Wilson
Senior Vice President
Corporate Operations

Board of Directors

Carmen M. Bowser
Independent Director

John L. Dixon
Independent Director
Chairman

David B. Henry
Independent Director

Murray J. McCabe
Independent Director

E. Nelson Mills
Chief Executive Officer
President

Constance B. Moore
Independent Director

Michael S. Robb
Independent Director

Thomas G. Wattles
Independent Director

Francis ("Finn") X. Wentworth
Non-Executive Director

Investor Relations

James A. Fleming
Executive Vice President & Chief Financial Officer
T 404-465-2126
E Jim.Fleming@columbia.reit

Matt W. Stover
Senior Director - Finance & Investor Relations
T 404-465-2227
E Matt.Stover@columbia.reit

Shareholder Services

T 855-347-0042 (toll free)
F 816-701-7629
E shareholders@columbia.reit

Corporate Counsel

King & Spalding LLP
1180 Peachtree Street
Atlanta, GA 30309
T 404-572-4600
www.kslaw.com

Supplemental Information - Q2 2020 4

Columbia Property Trust, Inc.

Capitalization Analysis & Research Coverage

Unaudited ($ & shares in thousands except for per-share data and percentages)

	Three Months Ended				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Common Stock Data					
Weighted-Average Shares Outstanding - Basic	113,903	114,471	115,557	116,522	116,509
Weighted-Average Shares Outstanding - Diluted	113,903	114,486	115,802	116,821	116,823
Weighted-Average Shares/Units Outstanding - Basic (1)	117,167	116,910	-	-	-
Weighted-Average Shares/Units Outstanding - Diluted (1)	117,167	116,925	-	-	-
High Closing Price	$15.92	$22.47	$21.23	$22.06	$23.05
Low Closing Price	$10.97	$8.00	$20.03	$20.70	$20.57
Average Closing Price	$13.17	$18.76	$20.51	$21.33	$22.18
Closing Price (as of period end)	$13.14	$12.50	$20.91	$21.15	$20.74
Dividends / Share (annualized)	$0.84	$0.84	$0.84	$0.80	$0.80
Dividend Yield (annualized) (2)	6.4%	6.7%	4.0%	3.8%	3.9%
Shares/Units Outstanding (2)	117,728	117,677	115,281	116,909	116,909
Market Value of Shares/Units (2)	$1,546,946	$1,470,963	$2,410,526	$2,472,625	$2,424,693
Total Market Capitalization (2) (3)	$3,483,593	$3,402,512	$4,116,654	$3,842,256	$3,840,019
Common Stock Repurchases					
Shares Purchased	-	1,194	1,616	-	-
Weighted-Average Price Per Share	-	$19.47	$20.72	-	-
Total Value of Shares Purchased	-	$23,252	$33,484	-	-

Equity Research Coverage

BMO Capital Markets Inc.
John P. Kim
212-885-4115

Evercore ISI
Sheila McGrath
212-497-0882

Goldman Sachs
Rick Skidmore
801-741-5459

Morgan Stanley
Vikram Malhotra
212-761-7064

SunTrust Robinson Humphrey
Michael R. Lewis
212-319-5659

Debt Research Coverage

J.P. Morgan Securities
Mark Streeter
212-834-5086

Wells Fargo
Thierry Perrein
704-410-3262

Rating Agencies

Moody's Investor Services
Lori Marks
212-553-1098

S&P Global Ratings
Fernanda Hernandez
212-438-1347

(1) Calculated by adding the time-weighted 3.264 million OP units issued on January 24, 2020, to the respective WASO amount.
(2) Based on closing price and ending shares/units for the last trading day of quarter.
(3) Market value of shares/units plus gross debt as of quarter end.

Supplemental Information - Q2 2020 5

Columbia Property Trust, Inc.
2020 Guidance

Unaudited

	Twelve Months Ending 12/31/2020	
Per share	**Low**	**High**
Net income	$0.15	$0.19
Real estate depreciation & amortization	1.21	1.22
Gain on sale of real estate assets	(0.11)	(0.11)
Funds From Operations	**$1.25**	**$1.30**
Non-cash compensation expense - OP units (1)	0.10	0.10
Acquisition costs (1)	0.11	0.11
Normalized Funds From Operations	**$1.46**	**$1.51**

2020 Portfolio Assumptions

• Same Store NOI - Cash	7% - 10%
• Leased percentage at year end:	94% - 97%
• G&A expense - corporate	$35M - $37M
• Weighted-average common shares & units outstanding - diluted:	117M - 118M

Investor Conference Call and Webcast:

The Company will host a conference call and live audio webcast, both open for the general public to hear, on Thursday, July 30, 2020, at 5:00 p.m. ET to discuss financial results and business highlights. The number to call for this interactive teleconference is (825) 312-2053 and entering the conference ID, 7630858. A replay of the conference call will be available through August 6, 2020, by dialing (416) 621-4642 and entering the conference ID, 7630858. A webcast of the call will also be available at the company's website, www.columbia.reit.

NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections, including assumed impacts on our business from the COVID-19 pandemic. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. In particular, the extent to which the COVID-19 pandemic ultimately impacts the Company's business is uncertain and depends on numerous evolving factors which are difficult to predict, including the duration and scope of the pandemic and of actions taken in response to it. Actual results could be materially impacted by the COVID-19 pandemic in ways that the Company's management could not foresee or predict at this time. Individual quarters may also fluctuate on both a cash basis and a GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release. See "Forward Looking Statements" on page 2 for more information on risks and uncertainties that the Company faces.

(1) Related to Normandy acquisition that was completed on January 24, 2020.

Supplemental Information - Q2 2020 6

Columbia Property Trust, Inc.

Consolidated Balance Sheet - GAAP

Unaudited (in thousands)

	As of Period End				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Assets:					
Real estate assets, at cost:					
Land (1)	$ 870,352	$ 870,352	$ 870,352	$ 803,986	$ 803,986
Buildings and improvements (1)	2,015,194	2,007,788	2,000,455	1,937,772	2,180,244
Buildings and improvements, accumulated depreciation	(315,457)	(298,089)	(281,248)	(344,037)	(395,250)
Intangible lease asset	112,755	118,076	119,684	107,069	138,888
Intangible lease asset, accumulated amortization	(58,853)	(60,794)	(58,659)	(56,343)	(78,234)
Construction in progress (2)	70,019	65,592	53,621	33,663	39,893
Real estate assets held for sale	-	-	295,499	-	-
Real estate assets held for sale, accumulated depreciation	-	-	(80,543)	-	-
Total real estate assets	**$ 2,694,010**	**$ 2,702,925**	**$ 2,919,161**	**$ 2,482,110**	**$ 2,689,527**
Operating lease assets	29,897	30,090	29,470	29,710	63,563
Investment in unconsolidated joint ventures (page 8)	1,088,126	1,087,694	1,054,460	1,058,570	1,064,648
Cash and cash equivalents	277,677	292,814	12,303	147,485	11,981
Tenant receivables, net of allowance for doubtful accounts	4,230	4,322	2,464	2,474	2,904
Straight line rent receivable	83,239	80,935	77,330	87,076	87,190
Prepaid expenses and other assets	39,243	29,133	21,484	33,404	37,420
Intangible lease origination costs	58,585	60,338	61,702	56,147	91,744
Intangible lease origination costs, accumulated amortization	(33,679)	(33,952)	(33,731)	(32,630)	(62,124)
Deferred lease costs	99,391	100,848	93,117	86,520	81,792
Deferred lease costs, accumulated amortization	(18,836)	(17,962)	(16,732)	(25,065)	(23,850)
Other assets held for sale	-	-	34,139	-	-
Other assets held for sale, accumulated amortization	-	-	(10,222)	-	-
Goodwill	63,806	63,806	-	-	-
Total assets	**$ 4,385,689**	**$ 4,400,991**	**$ 4,244,945**	**$ 3,925,801**	**$ 4,044,795**
Liabilities:					
Line of credit and notes payable	$ 951,000	$ 951,000	$ 784,000	$ 450,000	$ 497,000
Bonds payable	700,000	700,000	700,000	700,000	700,000
Discount and fees on notes and bonds payable	(6,065)	(6,411)	(6,760)	(7,110)	(7,461)
Operating lease liabilities	2,783	2,887	2,186	2,335	34,684
Accounts payable, accrued expenses, and accrued capital expenditures	93,122	90,291	70,845	53,281	43,403
Distributions payable	-	-	24,209	-	-
Deferred income	17,658	18,593	16,955	14,772	16,296
Intangible lease liabilities	32,266	36,287	36,966	28,902	42,350
Intangible lease liabilities, accumulated amortization	(13,577)	(16,043)	(15,127)	(13,913)	(24,208)
Liabilities held for sale	-	-	3,054	-	-
Total liabilities	**$ 1,777,187**	**$ 1,776,604**	**$ 1,616,328**	**$ 1,228,267**	**$ 1,302,064**
Equity:					
Common stock	$ 1,145	$ 1,144	$ 1,153	$ 1,169	$ 1,169
Additional paid in capital	4,371,233	4,369,155	4,392,322	4,424,372	4,422,833
Cumulative distributions in excess of earnings	(1,806,071)	(1,787,119)	(1,769,234)	(1,723,248)	(1,679,580)
Other comprehensive loss	(21,985)	(20,509)	(1,101)	(4,759)	(1,691)
Total Columbia Property Trust, Inc. stockholders' equity	**$ 2,544,322**	**$ 2,562,671**	**$ 2,623,140**	**$ 2,697,534**	**$ 2,742,731**
Noncontrolling interest in Columbia Operating Partnership	59,020	56,465	-	-	-
Noncontrolling interest in consolidated joint venture	5,160	5,251	5,477	-	-
Total equity	**$ 2,608,502**	**$ 2,624,387**	**$ 2,628,617**	**$ 2,697,534**	**$ 2,742,731**
Total liabilities and equity	**$ 4,385,689**	**$ 4,400,991**	**$ 4,244,945**	**$ 3,925,801**	**$ 4,044,795**

(1) As of June 30, 2020, the following amounts relate to the redevelopment of 149 Madison and 101 Franklin, respectively: $59.1 million and $57.1 million in land; $29.0 million and $149.4 million in buildings and improvements.

(2) As of June 30, 2020, the following amounts relate to the redevelopment of 149 Madison, 101 Franklin and 80 M Street, respectively: $32.0 million, $8.3 million, and $7.6 million in construction in progress.

Supplemental Information - Q2 2020 7

Columbia Property Trust, Inc.

Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures (1)

Unaudited (in thousands)

	As of Period End				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Assets:					
Real estate assets, at cost:					
Land (2)	$ 311,109	$ 311,109	$ 297,785	$ 297,785	$ 297,785
Buildings and improvements (2)	846,481	845,971	778,459	777,709	775,829
Buildings and improvements, accumulated depreciation	(95,620)	(88,857)	(79,491)	(73,365)	(67,071)
Intangible lease asset	43,402	44,125	41,944	41,944	41,944
Intangible lease asset, accumulated amortization	(16,607)	(15,879)	(13,716)	(12,483)	(11,249)
Construction in progress (2)	50,937	44,622	29,291	24,408	18,807
Total real estate assets	**$ 1,139,702**	**$ 1,141,091**	**$ 1,054,272**	**$ 1,055,998**	**$ 1,056,045**
Operating lease assets	58,142	58,944	59,746	60,577	61,407
Cash and cash equivalents	27,158	23,526	23,755	20,994	23,453
Tenant receivables, net of allowance for doubtful accounts	1,820	1,727	1,473	1,315	866
Straight line rent receivable	23,337	23,098	22,456	21,778	20,913
Prepaid expenses and other assets	7,764	6,588	4,314	3,627	4,962
Intangible lease origination costs	30,699	30,916	30,240	30,240	30,240
Intangible lease origination costs, accumulated amortization	(11,630)	(10,939)	(9,821)	(8,988)	(8,155)
Deferred lease costs	25,113	24,050	23,825	23,332	22,659
Deferred lease costs, accumulated amortization	(8,473)	(7,738)	(7,151)	(6,568)	(6,035)
Total assets	**$ 1,293,632**	**$ 1,291,263**	**$ 1,203,109**	**$ 1,202,305**	**$ 1,206,355**
Liabilities:					
Line of credit and notes payable	$ 285,646	$ 280,549	$ 222,010	$ 219,631	$ 218,326
Fees on notes payable	(1,634)	(2,143)	(1,816)	(2,069)	(2,322)
Operating lease liabilities	167,810	167,213	166,615	166,046	165,476
Accounts payable, accrued expenses, and accrued capital expenditures	16,391	17,999	13,392	12,710	12,992
Deferred income	6,026	5,653	6,276	4,859	4,332
Intangible lease liabilities	38,156	39,824	34,177	34,177	34,177
Intangible lease liabilities, accumulated amortization	(15,901)	(15,929)	(12,721)	(11,724)	(10,727)
Total liabilities	**$ 496,494**	**$ 493,166**	**$ 427,933**	**$ 423,630**	**$ 422,254**
Total equity	**$ 797,138**	**$ 798,097**	**$ 775,176**	**$ 778,675**	**$ 784,101**
Basis differences, net of $12,184 of accumulated amortization (3)	290,562	288,919	279,284	279,895	280,547
Investment in unconsolidated Real Estate Services Joint Ventures	426	678	-	-	-
Investment in unconsolidated joint ventures (page 7)	**$ 1,088,126**	**$ 1,087,694**	**$ 1,054,460**	**$ 1,058,570**	**$ 1,064,648**

(1) Reflects CXP's ownership share of assets and liabilities for properties held in unconsolidated joint ventures (see page 19).
(2) As of June 30, 2020, the following amounts relate to the development of 799 Broadway and Terminal Warehouse, respectively: $72.6 million and $13.3 million in land, $0 million and $65.8 million in buildings and improvements, and $39.8 million and $7.7 million in construction in progress.
(3) Reflects differences between historical costs recorded at the joint venture level and CXP's investment in the joint ventures. Basis differences result from differences in the timing of acquisition of interests in the joint venture, and formation costs incurred by CXP, and are amortized to income (loss) from unconsolidated joint ventures over the life of the related asset or liability.

Supplemental Information - Q2 2020 8

Columbia Property Trust, Inc.

Consolidated Statements of Operations - GAAP

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Revenues:					
Lease revenues (1)	$ 68,924	$ 68,007	$ 65,723	$ 68,963	$ 69,601
Management fee revenues (2)	10,447	8,240	1,863	1,914	1,898
Other property income (1) (2)	-	7	1,139	1,072	1,231
Total revenues	**$ 79,371**	**$ 76,254**	**$ 68,725**	**$ 71,949**	**$ 72,730**
Operating expenses:					
Property operating costs	21,220	22,697	23,413	23,249	22,750
Depreciation	17,379	18,330	18,780	19,773	19,335
Amortization	7,405	6,721	5,856	7,485	7,106
Impairment loss on real estate assets	-	-	20,577	23,364	-
General and administrative - corporate	7,964	9,424	9,072	7,103	8,180
Non-cash compensation expense - OP units	3,155	2,358	-	-	-
Management fee expense	9,231	6,945	-	-	-
General and administrative - unconsolidated joint ventures	-	-	1,081	839	838
Acquisition costs	358	12,081	3,961	2,437	-
Total operating expenses	**$ 66,712**	**$ 78,556**	**$ 82,740**	**$ 84,250**	**$ 58,209**
Other income (expense):					
Interest expense	(9,522)	(9,555)	(9,889)	(10,289)	(10,897)
Interest and other income	(154)	(158)	172	-	-
Income tax expense	185	2,243	(3)	(2)	(9)
Income from unconsolidated joint ventures (p. 10)	1,890	2,656	1,825	2,194	2,214
Gain on sale of real estate assets	17	13,344	-	112	41,918
Total other income (expense)	**$ (7,584)**	**$ 8,530**	**$ (7,895)**	**$ (7,985)**	**$ 33,226**
Net income (loss)	**$ 5,075**	**$ 6,228**	**$ (21,910)**	**$ (20,286)**	**$ 47,747**
Less: Net income attributable to non-controlling interest in the Operating Partnership	(126)	(71)	-	-	-
Less: Net loss attributable to non-controlling interest in consolidated joint venture	136	133	133	-	-
Net income (loss) attributable to CXP stockholders	**$ 5,085**	**$ 6,290**	**$ (21,777)**	**$ (20,286)**	**$ 47,747**
Weighted-average common shares outstanding - basic	113,903	114,471	115,557	116,522	116,509
Net income (loss) per share - basic	**$ 0.04**	**$ 0.05**	**$ (0.19)**	**$ (0.17)**	**$ 0.41**
Weighted-average common shares outstanding - diluted	113,903	114,486	115,802	116,821	116,823
Net income (loss) per share - diluted	**$ 0.04**	**$ 0.05**	**$ (0.19)**	**$ (0.17)**	**$ 0.41**

(1) Lease revenues include base rent, tenant reimbursements, and lease termination income ($6.8 million - Q2 '20, $0.3 million - Q3 '19, $0.2 million - Q2 '19).
(2) Reimbursements of management fee salaries and admin costs are recorded as Management fee revenues (through 12/31/19, such reimbursements were included in Other property income).

Supplemental Information - Q2 2020 9

Columbia Property Trust, Inc.

Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures (1)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Revenues:					
Lease revenues (2)	$ 29,412	$ 29,273	$ 29,080	$ 28,727	$ 28,592
Total revenues	**$ 29,412**	**$ 29,273**	**$ 29,080**	**$ 28,727**	**$ 28,592**
Operating expenses:					
Property operating costs	11,763	11,588	11,822	11,166	11,134
Asset management fee expense (3)	507	510	1,079	1,066	1,075
Depreciation	9,188	8,741	8,607	8,548	8,492
Amortization	4,296	4,056	4,006	4,026	4,010
General and administrative	62	200	80	77	26
Total operating expenses	**$ 25,816**	**$ 25,095**	**$ 25,594**	**$ 24,883**	**$ 24,737**
Other income (expense):					
Interest expense	(2,224)	(1,914)	(1,709)	(1,709)	(1,709)
(Gain) loss on interest rate cap	(4)	13	(1)	(4)	(2)
Interest and other income	14	44	56	70	74
Total other income (expense)	**$ (2,214)**	**$ (1,857)**	**$ (1,654)**	**$ (1,643)**	**$ (1,637)**
Income before income tax expense	**$ 1,382**	**$ 2,321**	**$ 1,832**	**$ 2,201**	**$ 2,218**
Income tax benefit (expense)	(6)	(7)	(7)	(7)	(4)
Income from unconsolidated Real Estate Services Joint Ventures (4)	514	342	-	-	-
Income from unconsolidated joint ventures (p. 9)	**$ 1,890**	**$ 2,656**	**$ 1,825**	**$ 2,194**	**$ 2,214**

(1) Reflects CXP's ownership share of revenues, expenses and amortization of basis differences (see page 8, footnote 3) for properties held in unconsolidated joint ventures (see page 19).

(2) Lease revenues include base rent and tenant reimbursements.

(3) Through 12/31/19 amounts included property management fee expenses, which are included in property operating costs effective 1/1/20.

(4) See Management Fee Income schedule on page 14.

Supplemental Information - Q2 2020 10

Columbia Property Trust, Inc.

Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

		Three Months Ended				
		6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Net Operating Income (based on GAAP rents)	$	**65,356**	$ **63,009**	$ **60,634**	$ **64,282**	$ **65,472**
Management fee revenues		10,447	8,240	1,863	1,914	1,898
Income from unconsolidated Real Estate Services Joint Ventures (1)		514	342	-	-	-
General and administrative - corporate		(7,964)	(9,424)	(9,072)	(7,103)	(8,180)
Management fee expense		(9,231)	(6,945)	-	-	-
General and administrative - unconsolidated joint ventures		-	-	(1,081)	(839)	(838)
Interest expense (net)		(9,676)	(9,713)	(9,717)	(10,289)	(10,897)
Income tax expense		185	2,243	(3)	(2)	(9)
Adjustments included in income (loss) from unconsolidated joint ventures		(2,782)	(2,589)	(2,739)	(2,724)	(2,672)
Normalized FFO	$	**46,849**	$ **45,163**	$ **39,885**	$ **45,239**	$ **44,774**
Normalized FFO per share/unit (Basic)	$	**0.40**	$ **0.39**	$ **0.35**	$ **0.39**	$ **0.38**
Normalized FFO per share/unit (Diluted)	$	**0.40**	$ **0.39**	$ **0.34**	$ **0.39**	$ **0.38**

		6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Net Operating Income (based on cash rents)	$	**59,582**	$ **56,351**	$ **54,878**	$ **58,996**	$ **59,019**
Management fee revenues		10,447	8,240	1,863	1,914	1,898
Income from unconsolidated Real Estate Services Joint Ventures (1)		514	342	-	-	-
General and administrative - corporate		(7,964)	(9,424)	(9,072)	(7,103)	(8,180)
Management fee expense		(9,231)	(6,945)	-	-	-
General and administrative - unconsolidated joint ventures		-	-	(1,081)	(839)	(838)
Non-cash operating lease expense in G&A		(30)	(30)	(30)	(30)	(30)
Non-cash compensation expense - stock (2)		2,081	1,989	1,445	1,536	2,102
Interest expense - cash (net)		(8,806)	(8,910)	(9,077)	(9,648)	(10,256)
Income tax expense		185	2,243	(3)	(2)	(9)
Adjustments included in income (loss) from unconsolidated joint ventures		(3,036)	(2,917)	(3,138)	(3,125)	(3,071)
Maintenance capital (3) (4)		(2,138)	(8,192)	(33,205)	(6,991)	(2,310)
AFFO	$	**41,604**	$ **32,747**	$ **2,580**	$ **34,708**	$ **38,325**
Weighted-average common shares/units outstanding - Basic		117,167	116,910	115,557	116,522	116,509
Weighted-average common shares/units outstanding - Diluted		117,167	116,925	115,802	116,821	116,823

Note - For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36.

(1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs.

(2) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense.

(3) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for a detail of all capital expenditures.

(4) Includes CXP's ownership share of capital expenditures for properties held in joint ventures.

Supplemental Information - Q2 2020 11

Columbia Property Trust, Inc.

Net Operating Income

Unaudited (in thousands)

	Three Months Ended				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Net Operating Income (based on GAAP rents)					
Revenues:					
Lease Revenues (1)	$ 63,382	$ 59,884	$ 58,580	$ 56,322	$ 56,056
Other Property Income (2)	-	7	1,139	1,071	1,186
Total Revenues	**$ 63,382**	**$ 59,891**	**$ 59,719**	**$ 57,393**	**$ 57,242**
Total Operating Expenses	**(19,000)**	**(19,593)**	**(22,268)**	**(21,208)**	**(20,322)**
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (3)	**$ 44,382**	**$ 40,298**	**$ 37,451**	**$ 36,185**	**$ 36,920**
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (4)	**$ 17,028**	**$ 17,573**	**$ 17,243**	**$ 17,534**	**$ 17,459**
Same Store NOI (based on GAAP rents)	**$ 61,410**	**$ 57,871**	**$ 54,694**	**$ 53,719**	**$ 54,379**
Net Operating Income from:					
Acquisitions / Development (5), (6)	4,113	3,612	777	(39)	(67)
Dispositions (7)	(167)	1,526	5,163	10,602	11,160
Net Operating Income (based on GAAP rents)	**$ 65,356**	**$ 63,009**	**$ 60,634**	**$ 64,282**	**$ 65,472**
Net Operating Income (based on cash rents)					
Revenues:					
Lease Revenues (1)	$ 60,653	$ 55,965	$ 54,923	$ 52,918	$ 51,236
Other Property Income (2)	-	7	1,139	1,071	1,186
Total Revenues	**$ 60,653**	**$ 55,972**	**$ 56,062**	**$ 53,989**	**$ 52,422**
Total Operating Expenses	**(18,873)**	**(19,470)**	**(22,144)**	**(21,086)**	**(20,200)**
Same Store Net Operating Income (based on cash rents) wholly-owned properties (3)	**$ 41,780**	**$ 36,502**	**$ 33,918**	**$ 32,903**	**$ 32,222**
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (4)	**$ 15,441**	**$ 15,702**	**$ 15,211**	**$ 15,308**	**$ 15,478**
Same Store NOI (based on cash rents)	**$ 57,221**	**$ 52,204**	**$ 49,129**	**$ 48,211**	**$ 47,700**
Same Store NOI - % Change (same quarter prior year)	**20.0%**				
Net Operating Income from:					
Acquisitions / Development (5), (6)	2,532	2,367	509	(39)	(67)
Dispositions (7)	(171)	1,780	5,240	10,824	11,386
Net Operating Income (based on cash rents)	**$ 59,582**	**$ 56,351**	**$ 54,878**	**$ 58,996**	**$ 59,019**

Note - For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36.

(1) Lease revenues include base rent and tenant reimbursements; and lease termination income.

(2) Other property income cafeteria revenue, fitness center revenue, and management fee reimbursements (through Q4 '19).

(3) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

(4) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).

(5) Reflects activity for the following property acquired since April 1, 2019, for all periods presented: 201 California Street (12/9/19).

(6) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%).

(7) Reflects activity for the following properties sold since April 1, 2019, for all periods presented: Pasadena Corporate Park, Cranberry Woods Drive, Lindbergh Center, and One & Three Glenlake.

Supplemental Information - Q2 2020 12

Columbia Property Trust, Inc.

Net Operating Income - Year to Date

Unaudited (in thousands)

	Six Months Ended	
	6/30/2020	6/30/2019
Net Operating Income (based on GAAP rents)		
Revenues:		
Lease Revenues (1)	$ 123,266	$ 111,023
Other Property Income (2)	7	2,723
Total Revenues	**$ 123,273**	**$ 113,746**
Total Operating Expenses	**(38,593)**	**(40,860)**
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (3)	**$ 84,680**	**$ 72,886**
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (4)	**$ 34,601**	**$ 35,178**
Same Store NOI (based on GAAP rents)	**$ 119,281**	**$ 108,064**
Net Operating Income from:		
Acquisitions / Development (5), (6)	7,725	(212)
Dispositions (7)	1,359	24,266
Net Operating Income (based on GAAP rents)	**$ 128,365**	**$ 132,118**
Net Operating Income (based on cash rents)		
Revenues:		
Lease Revenues (1)	$ 116,618	$ 100,282
Other Property Income (2)	7	2,723
Total Revenues	**$ 116,625**	**$ 103,005**
Total Operating Expenses	**(38,343)**	**(40,618)**
Same Store Net Operating Income (based on cash rents) wholly-owned properties (3)	**$ 78,282**	**$ 62,387**
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (4)	**$ 31,143**	**$ 30,903**
Same Store NOI (based on cash rents)	**$ 109,425**	**$ 93,290**
Same Store NOI - % Change (same period prior year)	**17.3%**	
Net Operating Income from:		
Acquisitions / Development (5), (6)	4,899	(212)
Dispositions (7)	1,609	24,795
Net Operating Income (based on cash rents)	**$ 115,933**	**$ 117,873**

Note - For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36.

(1) Lease revenues include base rent and tenant reimbursements; and lease termination income (beginning Q2 '19).

(2) Other property income includes lease termination income (through Q1 '19), cafeteria revenue, fitness center revenue, and management fee reimbursements (through Q4 '19).

(3) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

(4) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).

(5) Reflects activity for the following property acquired since January 1, 2019, for all periods presented: 201 California Street (12/9/19).

(6) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%).

(7) Reflects activity for the following properties sold since January 1, 2019, for all periods presented: Pasadena Corporate Park, Cranberry Woods Drive, Lindbergh Center, and One & Three Glenlake.

Supplemental Information - Q2 2020 13

Columbia Property Trust, Inc. Management Fee Income Unaudited (in thousands) Three Months Ended 6/30/2020 3/31/2020 Fee Revenue: Management fees - consolidated (1) $ 6,098 $ 5,103 Management fees - unconsolidated (2) 514 342 Reimbursements - consolidated (3) 4,349 3,137 Subtotal $ 10,961 $ 8,582 Fee Expenses: Management expenses $ 4,882 $ 3,808 Reimbursed salaries and admin costs 4,349 3,137 Subtotal $ 9,231 $ 6,945 Management Fee Income $ 1,730 $ 1,637 (1) Amounts include fees paid by unconsolidated joint ventures (at CXP's share) of $1.3 million and $1.1 million, respectively. (2) Reflects CXP’s pro rata share of net management fee income earned through its interest in unconsolidated Real Estate Services Joint Ventures. (3) Reflects reimbursements of salaries and insurance costs from third-party properties and properties owned by unconsolidated joint ventures. Supplemental Information - Q2 2020 14

Columbia Property Trust, Inc.

Capital Expenditure Summary (1)

Unaudited ($ in thousands)

Capital Expenditures	Three Months Ended				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Maintenance					
Building Capital	$ 1,004	$ 1,776	$ 1,974	$ 1,701	$ 1,626
Tenant Improvements	669	2,602	2,991	973	182
Leasing Commissions	332	2,269	15,632	2,223	425
Other Leasing Costs (2)	133	1,545	12,608	2,094	77
Total - Maintenance	**$ 2,138**	**$ 8,192**	**$ 33,205**	**$ 6,991**	**$ 2,310**
Investment					
Building Capital	$ 1,382	$ 3,713	$ 5,690	$ 3,537	$ 5,685
Tenant Improvements	(150)	3,031	6,706	4,737	7,996
Leasing Commissions	642	157	229	1,794	1,058
Other Leasing Costs (2)	335	(147)	(290)	838	(63)
Development Projects (see page 29)					
149 Madison Avenue (3)	5,110	4,498	5,709	4,857	1,665
799 Broadway (4)	4,971	9,030	4,644	5,732	3,932
101 Franklin (5)	2,452	3,087	2,194	-	-
80 M Street (6)	2,356	6,428	-	-	-
Terminal Warehouse (7)	1,126	197	-	-	-
Total - Investment	**$ 18,224**	**$ 29,994**	**$ 24,882**	**$ 21,495**	**$ 20,273**
Maintenance & Investment					
Building Capital	$ 2,386	$ 5,489	$ 7,664	$ 5,238	$ 7,311
Tenant Improvements	519	5,633	9,697	5,710	8,178
Leasing Commissions	974	2,426	15,861	4,017	1,483
Other Leasing Costs (2)	468	1,398	12,318	2,932	14
Development Projects	16,015	23,240	12,547	10,589	5,597
Total - Maintenance & Investment	**$ 20,362**	**$ 38,186**	**$ 58,087**	**$ 28,486**	**$ 22,583**

(1) Includes CXP's ownership share of capital expenditures for properties held in joint ventures.

(2) Tenant allowances that cover soft costs are accrued as Other Leasing Costs at lease execution. If used to fund hard costs, they are reclassified to Tenant Improvements as incurred.

(3) Amounts include capitalized interest of $0.8 million, $0.9 million, $0.9 million, $0.9 million, and $0.8 million, respectively.

(4) Amounts include capitalized interest of $1.1 million, $1.1 million, $1.1 million, $1.1 million and $1.0 million, respectively.

(5) Amounts include capitalized interest of $1.4 million and $1.7 million, respectively.

(6) Amounts include capitalized interest of $34,000 and $17,000, respectively.

(7) Amounts include capitalized interest of $387,000 and $0, respectively.

NOTE: See page 36 of this supplemental report for a description of Maintenance and Investment Capital.

Supplemental Information - Q2 2020 15

Columbia Property Trust, Inc.

Debt Overview

Unaudited ($ in thousands) (at 6/30/2020)

Debt Instrument - Secured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Mortgage Debt - Unconsolidated JV					
Terminal Warehouse	October-20	LIBOR + 340 bps	Floating	$ 55,281 (1)	2.9%
799 Broadway - Construction Loan	October-21	LIBOR + 425 bps	Floating	64,616 (2)	3.3%
Market Square	July-23	5.07%	Fixed	165,750 (3)	8.5%
Weighted Average / Secured - Mortgage Notes	**2.1 Years**	**5.23%**		**$ 285,647**	**14.7%**
Debt Instrument - Unsecured	**Maturity**	**Rate**	**Rate Type**	**Balance**	**% of Total Debt**
Bank Facilities					
$150 Million Term Loan	July-22	3.07%	Fixed (4)	$ 150,000	7.7%
$650 Million Revolving Credit Facility	January-23	LIBOR + 90 bps	Floating (5)	501,000	25.9%
$300 Million Term Loan	January-24	2.55%	Fixed (6)	300,000	15.5%
Weighted Average / Bank Facilities	**2.8 Years**	**1.87%**		**$ 951,000**	**49.1%**
Bonds					
$350 Million @ 4.150%	April-25	4.15%	Fixed	$ 350,000	18.1%
$350 Million @ 3.650%	August-26	3.65%	Fixed	350,000	18.1%
Weighted Average / Bonds	**5.4 Years**	**3.90%**		**$ 700,000**	**36.2%**
Weighted Average / Unsecured	**3.9 Years**	**2.73%**		**$ 1,651,000**	**85.3%**
Weighted Average / Total Debt	**3.7 Years**	**3.10% (7)**		**$ 1,936,647**	**100.0%**
Debt - consolidated				$ 1,651,000	
Debt - unconsolidated				285,647	
Total Debt				**$ 1,936,647**	

Fixed and Floating Rate Debt Analysis	Weighted Ave Maturity	Weighted Ave Rate - Qtr		Balance	% of Total Debt
Fixed Rate Debt	4.3 Years	3.64%		$ 1,315,750	67.9%
Floating Rate Debt	2.2 Years	1.95%		620,897	32.1%
Total	**3.7 Years**	**3.10% (7)**		**$ 1,936,647**	**100.0%**

Debt Ratios	
Net Debt (Average) to Adjusted EBITDA*re* - Q2 2020 (8)	7.3x
Net Debt to Gross Real Estate Assets - 6/30/20 (8)	35.2%

(1) Reflects 8.65% of the Terminal Warehouse Joint Venture loan balance. The interest-only loan has a total capacity of $650 million, carries one, one-year extension option, and is subject to an interest rate agreement with a LIBOR floor of 2.28% and a cap of 3.50%.

(2) Reflects 49.7% of the 799 Broadway Joint Venture construction loan balance. The loan has a total capacity of $187 million, carries two, one-year extension options, and is subject to an interest rate agreement with a LIBOR floor of 1.00% and a cap of 4.00%.

(3) Reflects 51% of the mortgage balance of the Market Square Joint Venture.

(4) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.07% per annum and terminates on July 29, 2022. The spread of 1.10% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in the accompanying consolidated statement of other comprehensive income.

(5) The Revolving Credit Facility ($650MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.775% to 1.45% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate for a one-month period plus 1%, plus an applicable margin ranging from 0.00% to 0.45% based on credit rating. This facility carries two six-month extension options.

(6) Effective August 13, 2019, Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $300 Million Term Loan at 2.55% per annum and terminates on August 13, 2024. The spread of 1.00% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in the accompanying consolidated statement of other comprehensive income.

(7) During second quarter of 2020, CXP's ownership share of interest expense and capitalized interest were $12.3 million and $3.9 million, respectively.

(8) Net debt is calculated by reducing our debt balance for cash on hand.

Supplemental Information - Q2 2020 16

Columbia Property Trust, Inc. Debt Covenant Compliance Unaudited (at 6/30/2020) Bond Covenant Compliance Metric Actual (6/30/20) Debt to Total Asset Value Ratio Max 60% 35.3% Interest Coverage Ratio Min 1.50x 3.16x Secured Debt to Total Asset Value Ratio Max 40% 0.0% Maintenance of Total Unencumbered Assets Min 150% 217.6% Term Loan / Revolving Credit Facility Covenant Compliance Metric Actual (6/30/20) Debt to Total Asset Value Ratio Max 60% 39.2% Fixed Charge Coverage Ratio Min 1.50x 3.66x Secured Debt to Total Asset Value Ratio Max 40% 3.6% Unsecured Debt to Unencumbered Asset Value Ratio Max 60% 41.6% Unencumbered Interest Coverage Ratio Min 1.75x 4.33x Supplemental Information - Q2 2020 17

Columbia Property Trust, Inc.

Debt Maturities

Unaudited ($ in thousands) (at 6/30/2020)

Maturity	Secured Mortgage Debt	Unsecured Bank Facilities	Unsecured Bonds	Total Debt	% of Total Debt	Interest Rate (1)	% of Gross Real Estate Assets
2020	$ 55,281	$ -	$ -	$ 55,281	2.9%	5.68%	1.2%
2021	64,616	-	-	64,616	3.3%	5.25%	1.4%
2022	-	150,000	-	150,000	7.7%	3.07%	3.2%
2023	165,750	501,000	-	666,750	34.4%	2.09%	14.4%
2024	-	300,000	-	300,000	15.5%	2.55%	6.5%
2025	-	-	350,000	350,000	18.1%	4.15%	7.5%
2026	-	-	350,000	350,000	18.1%	3.65%	7.5%
Total	**$ 285,647**	**$ 951,000**	**$ 700,000**	**$ 1,936,647**	**100.0%**	**3.10%**	**41.7%**
% of Total Debt	**14.7%**	**49.1%**	**36.2%**				


Maturity Schedule ($M)
$800
$600
$400
$200
$0
5.68%
$55
5.25%
$65
3.07%
$150
2.09%
$501
$166
2.55%
$300
4.15%
$350
3.65%
$350
2020
2021
2022
2023
2024
2025
2026
Mortgage Debt - JV
Term Loans
Line of Credit
Bonds

(1) Weighted average. Includes effective rates on variable rate loans swapped to fixed.

Supplemental Information - Q2 2020 18

Columbia Property Trust, Inc.

Summary of Unconsolidated Joint Ventures

Unaudited ($ in thousands) (at 6/30/2020)

Property	CXP Ownership		Investment in Unconsolidated Joint Venture	
Market Square	51%	$	135,269	(1)
333 Market Street	55%		268,042	
University Circle	55%		279,696	
114 5th Avenue	49.5%		82,282	
1800 M Street	55%		230,476	
799 Broadway	49.7% (2)		49,119	(3)
Terminal Warehouse	8.65% (2)		42,816	(4)
Real Estate Services Joint Ventures	Various		426	
Investment in Unconsolidated Joint Ventures (page 8)		**$**	**1,088,126**	**(5)**

(1) Market Square Joint Venture holds a $325 million mortgage note. CXP's ownership share is $165.8 million (see page 16).

(2) CXP owns the following additional interests in properties through its interest in Normandy Real Estate Fund IV, L.P.: 799 Broadway (0.64%) and Terminal Warehouse (0.06%).

(3) 799 Broadway Joint Venture holds a construction loan with a balance of $130.0 million. CXP's ownership share is $64.6 million (see page 16).

(4) Terminal Warehouse Joint Venture holds a $635.3 million mortgage note. CXP's ownership share is $55.3 million (see page 16).

(5) Includes basis differences (see footnote 3 page 8).

Supplemental Information - Q2 2020 19

Columbia Property Trust, Inc.

Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue

Unaudited ($ in thousands) (at 6/30/2020)

Property	Market	CXP Ownership Share	Secured Debt?	Gross Real Estate Assets (1)	Annualized Lease Revenue (ALR)	Net Operating Income - Q2 2020 (based on GAAP rents)	Net Operating Income - Q2 2020 (based on cash rents)
229 West 43rd Street	New York, NY	100%		$ 511,357	$ 35,872	$ 7,163	$ 6,971
315 Park Avenue South	New York, NY	100%		408,362	30,702	9,133	10,205
249 West 17th Street	New York, NY	100%		347,262	25,585	5,860	4,927
95 Columbus	Jersey City, NJ	100%		205,331	25,392	4,276	3,909
218 West 18th Street	New York, NY	100%		181,011	11,863	2,635	1,766
114 5th Avenue	New York, NY	49.5%		211,635 (2)	17,420 (2)	578 (2)	1,689 (2)
149 Madison Avenue	New York, NY	100%		120,118	- (3)	-	-
799 Broadway	New York, NY	49.7% (4)	Yes	115,462 (2)	- (3)	(30) (2)	(30) (2)
101 Franklin (f/k/a 250 Church St)	New York, NY	92.5% (4)		214,811 (5)	- (3)	(78)	(78)
Terminal Warehouse	New York, NY	8.65% (4)	Yes	98,041 (2)	- (3)	650 (2)	35 (2)
Subtotal - New York				2,413,390 **52%**	146,834	30,187	29,394
650 California Street	San Francisco, CA	100%		342,343	37,128	5,990	4,930
333 Market Street	San Francisco, CA	55%		276,490 (2)	14,576 (2) (6)	4,751 (2)	3,284 (2)
221 Main Street	San Francisco, CA	100%		253,169	31,983	5,425	5,504
University Circle	East Palo Alto, CA	55%		293,342 (2)	24,941 (2)	5,064 (2)	4,399 (2)
201 California Street	San Francisco, CA	100%		249,875	19,002	3,570	2,604
Subtotal - San Francisco				1,415,219 **30%**	127,630	24,800	20,721
Market Square	Washington, D.C.	51%	Yes	309,995 (2)	27,803 (2)	3,303 (2)	3,225 (2)
1800 M Street	Washington, D.C.	55%		242,253 (2)	20,043 (2)	3,332 (2)	2,844 (2)
80 M Street	Washington, D.C.	100%		114,495	13,306	1,783	1,878
Subtotal - Washington, D.C.				666,743 **14%**	61,152	8,418	7,947
116 Huntington Avenue	Boston, MA	100%		143,345 **3%**	16,415	2,362	1,931
Corporate & Other				3,160	-	(411) (7)	(411) (7)
Total - All Properties				**$ 4,641,857**	**$ 352,031**	**$ 65,356**	**$ 59,582**
Total - Consolidated Properties				**$ 3,094,639**	**$ 247,248**	**$ 47,708**	**$ 44,136**
Total - CXP Share of Properties in Unconsolidated Joint Ventures				**$ 1,547,218**	**$ 104,783**	**$ 17,648**	**$ 15,446**

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities. Excludes right of use assets and lease liabilities

(2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture, including any basis differences (page 8).

(3) Excluded as the property is currently under redevelopment / development.

(4) CXP owns the following additional interests in properties through its interest in Normandy Real Estate Fund IV, L.P.: 799 Broadway (0.64%), 101 Franklin Street (0.15%), and Terminal Warehouse (0.06%).

(5) Reflects 100% of the property, which is owned by a consolidated joint venture in which CXP owns a 92.5% interest.

(6) Reimbursements are excluded, as operating expenses, except for insurance expense, are paid directly by the tenant.

(7) Includes portfolio operating costs and, when applicable, net operating income for previously sold properties.

Supplemental Information - Q2 2020 20

Columbia Property Trust, Inc.
Property Overview - Square Feet & Occupancy

Unaudited (SF in thousands) (at 6/30/2020)

Property	Market	CXP Ownership Share	Rentable Square Feet	Leased Square Feet	Percent Leased	Commenced Occupancy	Average Economic Occupancy (1)
229 West 43rd Street	New York, NY	100%	482	450	93.4%	93.4%	93.4%
315 Park Avenue South	New York, NY	100%	332	332	100.0%	94.9%	80.9%
249 West 17th Street	New York, NY	100%	281	281	100.0%	100.0%	100.0%
95 Columbus	Jersey City, NJ	100%	630	628	99.7%	99.7%	99.7%
218 West 18th Street	New York, NY	100%	166	166	100.0%	100.0%	100.0%
114 5th Avenue	New York, NY	49.5%	174 (2)	174 (2)	100.0%	100.0%	100.0%
149 Madison Avenue	New York, NY	100%	- (3)	- (3)	- (3)	- (3)	- (3)
799 Broadway	New York, NY	49.7% (4)	- (3)	- (3)	- (3)	- (3)	- (3)
101 Franklin (f/k/a 250 Church St)	New York, NY	92.5% (4)	- (3)	- (3)	- (3)	- (3)	- (3)
Terminal Warehouse	New York, NY	8.65% (4)	- (3)	- (3)	- (3)	- (3)	- (3)
Subtotal - New York			2,065	2,031	98.4%	97.6%	95.3%
650 California Street	San Francisco, CA	100%	470	450	95.7%	95.7%	87.4%
333 Market Street	San Francisco, CA	55%	361 (2)	361 (2)	100.0%	100.0%	100.0%
221 Main Street	San Francisco, CA	100%	381	381	100.0%	100.0%	100.0%
University Circle	East Palo Alto, CA	55%	249 (2)	222 (2)	89.2%	89.2%	89.2%
201 California Street	San Francisco, CA	100%	252	236	93.7%	93.7%	92.4%
Subtotal - San Francisco			1,713	1,650	96.3%	96.3%	93.8%
Market Square	Washington, D.C.	51%	355 (2)	325 (2)	91.5%	88.4%	80.5%
1800 M Street	Washington, D.C.	55%	311 (2)	303 (2)	97.4%	95.7%	94.4%
80 M Street	Washington, D.C.	100%	242 (5)	236	97.5%	97.5%	97.5%
Subtotal - Washington, D.C.			908	864	95.2%	93.4%	89.9%
116 Huntington Avenue	Boston, MA	100%	272	272	100.0%	100.0%	86.7%
Total - All Properties			**4,958**	**4,817**	**97.2%**	**96.5%**	**93.3%**
Total - All Properties (at 100%)			**6,230 (6)**	**6,032 (6)**			

(1) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter.

(2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture.

(3) Excluded as the property is currently under redevelopment / development.

(4) CXP owns the following additional interests in properties through its interest in Normandy Real Estate Fund IV, L.P.: 799 Broadway (0.64%), 101 Franklin Street (0.15%), and Terminal Warehouse (0.06%).

(5) Reduced building rsf for the 7th floor which was removed from service during the first quarter 2020 upon commencement of the vertical expansion project.

(6) Includes 100% of properties held in joint ventures.

Supplemental Information - Q2 2020 21

Columbia Property Trust, Inc.

Occupancy Summary (1)

Unaudited (SF in thousands) (at 6/30/2020)

	Rentable Square Footage (1)	Leased Square Footage (1)	Percent Leased
As of March 31, 2020	**4,958**	**4,838**	**97.6%**
Leasing Activity			
New Leases (2)	-	3	
Lease Expirations/Early Terminations	-	(24)	
Net Absorption	**-**	**(21)**	
As of June 30, 2020	**4,958**	**4,817**	**97.2%**


Percent Leased
100%
95%
90%
85%
97.6%
96.9%
97.1%
97.6%
97.2%
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20

(1) Excludes 149 Madison, 799 Broadway, 101 Franklin, and Terminal Warehouse which are currently under redevelopment / development.

(2) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease.

Supplemental Information - Q2 2020 22

Columbia Property Trust, Inc.
Leasing Summary

Unaudited (weighted average unless otherwise noted)

	Three Months Ended				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Renewal Leases					
Number of Leases	3	2	5	5	3
Square Feet of Leasing (at 100%)	76,257	18,585	396,673	150,751	14,138
Square Feet of Leasing (at CXP's share) (1)	46,137	17,115	392,120	144,418	7,210
Lease Term (months)	69	75	178	109	87
Tenant Improvements per Square Foot	29.62	34.28	47.83	69.68	90.00
Leasing Commissions per Square Foot	20.10	18.79	39.51	27.95	33.25
Total per Square Foot	$ 49.72	$ 53.07	$ 87.34	$ 97.63	$ 123.25
Tenant Improvements per Square Foot per Year of Lease Term	5.14	5.50	3.23	7.69	12.47
Leasing Commissions per Square Foot per Year of Lease Term	3.49	3.01	2.67	3.08	4.61
Total per Square Foot per Year	$ 8.63	$ 8.51	$ 5.90	$ 10.77	$ 17.08
Cash Rent Releasing Spread (2)	**12.6%**	**18.3%**	**20.0%**	**53.7%**	**-3.6%**
GAAP Rent Releasing Spread (2)	**28.5%**	**42.4%**	**52.7%**	**79.6%**	**-0.5%**
New Leases (Space Vacant > 1 Year)					
Number of Leases	1	3	2	3	9
Square Feet of Leasing (at 100%)	5,150	66,284	9,806	13,895	59,285
Square Feet of Leasing (at CXP's share) (1)	2,833	64,588	8,932	7,086	47,883
Lease Term (months)	121	191	95	119	115
Tenant Improvements per Square Foot	90.00	125.41	15.80	112.15	105.61
Leasing Commissions per Square Foot	31.76	68.70	21.20	44.62	21.81
Total per Square Foot	$ 121.76	$ 194.11	$ 37.00	$ 156.77	$ 127.42
Tenant Improvements per Square Foot per Year of Lease Term	8.93	7.89	2.01	11.33	10.99
Leasing Commissions per Square Foot per Year of Lease Term	3.15	4.32	2.69	4.51	2.27
Total per Square Foot per Year	$ 12.08	$ 12.21	$ 4.70	$ 15.84	$ 13.26
New Leases (Space Vacant < 1 Year) (3)					
Number of Leases	1	3	1	4	1
Square Feet of Leasing (at 100%)	5,583	40,956	11,906	33,636	5,838
Square Feet of Leasing (at CXP's share) (1)	3,071	37,961	9,873	32,264	5,838
Lease Term (months)	121	126	95	62	73
Tenant Improvements per Square Foot	75.00	58.90	30.21	48.19	70.79
Leasing Commissions per Square Foot	36.86	51.08	32.78	12.41	18.25
Total per Square Foot	$ 111.86	$ 109.98	$ 62.99	$ 60.60	$ 89.04
Tenant Improvements per Square Foot per Year of Lease Term	7.44	5.61	3.80	9.36	11.64
Leasing Commissions per Square Foot per Year of Lease Term	3.66	4.86	4.13	2.41	3.00
Total per Square Foot per Year	$ 11.10	$ 10.47	$ 7.93	$ 11.77	$ 14.64
Cash Rent Releasing Spread (2)	**5.6%**	**6.7%**	**19.3%**	**44.6%**	**79.5%**
GAAP Rent Releasing Spread (2)	**26.0%**	**9.0%**	**31.9%**	**54.3%**	**118.5%**
Total Leases					
Number of Leases	5	8	8	12	13
Square Feet of Leasing (at 100%)	86,990	125,825	418,385	198,282	79,261
Square Feet of Leasing (at CXP's share) (1)	52,041	119,664	410,925	183,768	60,931
Lease Term (months)	76	162	173	105	108
Tenant Improvements per Square Foot	36.67	97.82	46.29	69.28	100.43
Leasing Commissions per Square Foot	22.10	59.33	38.74	27.09	22.73
Total per Square Foot	$ 58.77	$ 157.15	$ 85.03	$ 96.37	$ 123.16
Tenant Improvements per Square Foot per Year of Lease Term	5.48	6.82	3.21	8.12	11.23
Leasing Commissions per Square Foot per Year of Lease Term	3.48	4.31	2.70	3.02	2.62
Total per Square Foot per Year	$ 8.96	$ 11.13	$ 5.91	$ 11.14	$ 13.85
Cash Rent Releasing Spread (2)	**12.0%**	**9.1%**	**20.0%**	**52.8%**	**35.6%**
GAAP Rent Releasing Spread (2)	**28.3%**	**16.0%**	**52.0%**	**77.0%**	**55.6%**

(1) Reflects CXP's ownership share for properties held in joint ventures.

(2) Spread calculation is based on the change in net rent (base rent plus reimbursements less operating expenses) for square feet of leasing (at 100% ownership).

(3) Includes executed leases that have not yet commenced for space covered by an existing lease.

Supplemental Information - Q2 2020 23

Columbia Property Trust, Inc.
Lease Expiration Schedule

Unaudited (SF & $ in thousands) (at 6/30/2020)

Year	Expiring Annualized Lease Revenue (ALR)	% of ALR Expiring	Expiring Rentable Square Footage	% of Rentable Square Footage Expiring
Vacant	$ -	0.0%	141	2.8%
2020	6,481	1.8%	83	1.7%
2021	29,257	8.3%	462	9.3%
2022	21,507	6.1%	304	6.1%
2023	38,028	10.8%	457	9.2%
2024	28,365	8.1%	315	6.3%
2025	52,302	14.9%	674	13.6%
2026	42,488	12.1%	761	15.4%
2027	14,246	4.0%	183	3.7%
2028	8,511	2.4%	102	2.1%
2029	19,271	5.5%	238	4.8%
2030	43,577	12.4%	496	10.0%
2031	2,170	0.6%	35	0.7%
2032	2,987	0.8%	39	0.8%
2033	16,121	4.6%	222	4.5%
2034+	26,720	7.6%	446	9.0%
Total	**$ 352,031**	**100.0%**	**4,958**	**100.0%**


Lease Expiration Schedule
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
1.8%
8.3%
6.1%
10.8%
8.1%
14.9%
12.1%
4.0%
2.4%
5.5%
12.4%
0.6%
0.8%
4.6%
7.6%
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034+
% of ALR Expiring

NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date.

Supplemental Information - Q2 2020 24

Columbia Property Trust, Inc.

Lease Expiration by Market

Unaudited (SF & $ in thousands)

	New York (1)			San Francisco (1)			Washington, D.C. (1)		
Period	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF
Q3 2020	4	253	63.25	55	4,537	82.49	4	343	85.75
Q4 2020	1	55	55.00	7	517	73.86	2	206	103.00
Total - 2020	5	308	61.60	62	5,054	81.52	6	549	91.50
Q1 2021	28	2,164	77.29	35	2,786	79.60	32	1,845	57.66
Q2 2021	-	-	-	1	99	99.00	3	334	111.33
Q3 2021	174	6,644	38.18	91	8,479	93.18	36	3,114	86.50
Q4 2021	-	-	-	9	959	106.56	28	1,466	52.36
Total - 2021	202	8,808	43.60	136	12,323	90.61	99	6,759	68.27
2022	83	6,720	80.96	42	3,907	93.02	105	6,708	63.89
2023	76	6,049	79.59	232	22,361	96.38	79	5,465	69.18
2024	39	4,409	113.05	227	20,560	90.57	32	2,385	74.53
Thereafter	1,626	120,540	74.13	951	63,425	66.69	543	39,286	72.35
Total	**2,031**	**$ 146,834**	**$ 72.30**	**1,650**	**$ 127,630**	**$ 77.35**	**864**	**$ 61,152**	**$ 70.78**

	Boston			All Markets		
Period	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF
Q3 2020	-	-	-	63	5,133	81.48
Q4 2020	10	570	57.00	20	1,348	67.40
Total - 2020	10	570	57.00	83	6,481	78.08
Q1 2021	-	-	-	95	6,795	71.53
Q2 2021	5	260	52.00	9	693	77.00
Q3 2021	11	583	53.00	312	18,820	60.32
Q4 2021	9	524	58.22	46	2,949	64.11
Total - 2021	25	1,367	54.68	462	29,257	63.33
2022	74	4,172	56.38	304	21,507	70.75
2023	70	4,153	59.33	457	38,028	83.21
2024	17	1,011	59.47	315	28,365	90.05
Thereafter	76	5,142	67.66	3,196	228,393	71.46
Total	**272**	**$ 16,415**	**$ 60.35**	**4,817**	**$ 352,031**	**$ 73.08**

(1) Reflects CXP's ownership share for properties held in joint ventures.

(2) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space.

Supplemental Information - Q2 2020 25

Columbia Property Trust, Inc.

Top 20 Tenants & Tenant Industry Profile

Unaudited (SF & $ in thousands) (at 6/30/2020)

Tenant	Credit Rating (1)	Number of Properties	Annualized Lease Revenue (ALR) (2)	% of ALR	Leased Square Footage	% of Leased Square Footage	Remaining Lease Term Years (3)
Twitter	BB+	1	$ 19,013	5.4%	215	4.5%	9.8
Pershing LLC	A	1	18,557	5.3%	471	9.8%	11.3
Wells Fargo Bank N.A.	A+	3	15,779	4.5%	371	7.7%	6.1
Yahoo! / Verizon Corporate Services	BBB+	1	15,344	4.4%	193	4.0%	5.0
DocuSign, Inc.	Not Rated	1	13,655	3.9%	152	3.2%	4.1
Snap Inc.	Not Rated	1	12,637	3.6%	154	3.2%	12.5
Amazon	AA-	2	9,637	2.6%	88	1.8%	5.6
WeWork Companies Inc.	CCC+	2	8,015	2.3%	129	2.7%	10.6
DLA Piper US, LLP	Not Rated	1	7,666	2.2%	65	1.3%	3.0
Affirm, Inc.	Not Rated	1	7,207	2.0%	89	1.8%	5.8
Room & Board	Not Rated	1	5,633	1.6%	60	1.2%	14.3
Quality Technology Services	BB-	1	5,461	1.6%	128	2.7%	6.3
Pitchbook	Not Rated	1	4,863	1.4%	51	1.1%	9.6
Gemini Trust Company, LLC	Not Rated	1	4,856	1.4%	51	1.1%	8.9
BDG Media, Inc.	Not Rated	1	4,568	1.3%	51	1.0%	8.3
Prosper Marketplace	Not Rated	1	4,327	1.2%	50	1.0%	2.7
Oracle America, Inc.	A+	1	4,181	1.2%	51	1.0%	2.0
ORC International	Not Rated	1	4,175	1.2%	57	1.2%	5.0
Credit Suisse	A+	1	4,002	1.1%	47	1.0%	7.2
Red Bull North America	Not Rated	1	3,597	1.0%	42	0.9%	7.3
Subtotal - Top 20			**$ 173,173**	**49.2%**	**2,515**	**52.2%**	**7.7**
All other			178,858	50.8%	2,302	47.8%	4.9
Total			**$ 352,031**	**100.0%**	**4,817**	**100.0%**	**6.3**

Tenant Industry Profile (2)


Other
22%
Business Services
31%
Miscellaneous Retail
2%
Printing & Publishing
2%
Holding & Other Investment Offices
2%
Security and Commodity Brokers
4%
5%
Real Estate
5%
7%
8%
12%
Depository Institutions
Nondepository Institutions
Legal Services
Engineering and Management Services

(1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the S&P Global Ratings credit rating has been provided.

(2) Includes CXP's ownership share of ALR for properties held in joint ventures.

(3) Weighted average based on CXP's share of Annualized Lease Revenue.

Supplemental Information - Q2 2020 26

Columbia Property Trust, Inc.

Transaction Activity (1/1/18 - 7/30/20) - Acquisitions

Unaudited ($ in thousands)

Acquisitions

Property Name	Location	Acquisition Date	Percent Ownership	Purchase Price	Rentable Square Footage	$ / SF	% Leased at Acquisition
201 California Street	San Francisco, CA	12/9/2019	100%	$ 238,900	252,183	$ 947	98.8%
Lindbergh Center (retail)	Atlanta, GA	10/24/2018	100%	23,000	146,419	157	91.4%
Total - Acquisitions (excluding Joint Ventures)				**$ 261,900**	**398,602**		

Property Purchased for Development in Joint Venture	Location	Closing Date	% Purchased	Purchase Value @ 100%	Approximate Developable Square Footage	Expected Delivery Date
Terminal Warehouse	New York, NY	3/13/2020	8.65%	$ 1,088,500	1,230,000	TBD
101 Franklin Street (f/k/a 250 Church Street)	New York, NY	12/2/2019	92.5%	205,500	235,000	TBD
799 Broadway	New York, NY	10/3/2018	49.7%	145,500	182,000	2021
Total - Joint Ventures (Development)				**$ 1,439,500**	**1,647,000**	

Supplemental Information - Q2 2020 27

Columbia Property Trust, Inc.

Transaction Activity (1/1/18 - 7/30/20) - Dispositions

Unaudited ($ in thousands)

Dispositions

Property Name	Location	Disposition Date	Percent Ownership	Gross Sale Price	Rentable Square Footage	$ / SF	% Leased at Disposition
Pasadena Corporate Park	Los Angeles, CA	3/31/2020	100%	$ 78,000	261,677	298	94.3%
Cranberry Woods Drive	Pittsburgh, PA	1/16/2020	100%	180,000	823,979	218	100.0%
Lindbergh Center	Atlanta, GA	9/26/2019	100%	187,000	1,105,000	169	98.8%
One & Three Glenlake	Atlanta, GA	4/15/2019	100%	227,500	710,832	320	100.0%
222 East 41st Street	New York, NY	5/29/2018	100%	332,500	389,522	854	100.0%
Total - Dispositions (excluding Joint Ventures)				**$ 1,005,000**	**3,291,010**		

Property Contributed to Joint Venture	Location	Closing Date	% Sold / Retained	Contributed Value @ 100%	Rentable Square Footage	$ / SF	% Leased at Closing Date
University Circle	San Francisco, CA		45% / 55%	$ 540,000	451,287	1,197	100.0%
333 Market Street	San Francisco, CA		45% / 55%	500,000	657,114	761	100.0%
Subtotal (2 Property Portfolio)		7/6/2017 & 2/1/2018 (1)		1,040,000	1,108,401	938	100.0%
Total - Joint Ventures				**$ 1,040,000**	**1,108,401**		

(1) A 22.5% ownership interest in both properties was sold within the Allianz joint venture on July 6, 2017 with an additional 22.5% ownership interest sold on February 1, 2018.

Supplemental Information - Q2 2020 28

Columbia Property Trust, Inc.

Development Projects

Unaudited ($ in thousands)

Project / Location	CXP Ownership Share (1)	Approximate Square Feet	Project Start	Estimated Initial Occupancy	% Leased	CXP Share: Equity Balance at 6/30/20	CXP Share: Estimated Total Equity	CXP Share: Debt Balance at 6/30/20	CXP Share: Estimated Total Debt	CXP Share: Estimated Total Investment
149 Madison Avenue Redevelopment New York, NY	100%	121,000	Q4 2017	TBD	0% (2)	$ 123,408	TBD	$ -	$ -	TBD
799 Broadway New York, NY	49.7%	182,000	Q4 2018	Q3 2021	0%	$ 46,547	$ 58,603	$ 64,616	$ 92,939	$ 151,542
80 M Street Vertical Expansion Washington, D.C.	100%	105,000	Q2 2020	Q2 2022	56.5%	$ 10,990	$ 95,800	$ -	$ -	$ 95,800
101 Franklin Street (f/k/a 250 Church St) Redevelopment New York, NY	92.5%	235,000	TBD	TBD	0%	$ 207,836	TBD	$ -	TBD	TBD
Terminal Warehouse Redevelopment New York, NY	8.65%	1,230,000	TBD	TBD	0%	$ 43,620	TBD	$ 55,281	TBD	TBD

(1) CXP owns the following additional interests in properties through its interest in Normandy Real Estate Fund IV, L.P.: 799 Broadway (0.64%), 101 Franklin Street (0.15%), and Terminal Warehouse (0.06%).

(2) WeWork lease terminated on July 1, 2020.

Supplemental Information - Q2 2020 29

Columbia Property Trust, Inc.

Reconciliation of Net Income to Normalized Funds From Operations (NFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Net income (loss) attributable to CXP stockholders	$ 5,085	$ 6,290	$ (21,777)	$ (20,286)	$ 47,747
Depreciation	17,379	18,330	18,780	19,773	19,335
Amortization	7,405	6,721	5,856	7,485	7,106
Adjustments included in income (loss) from unconsolidated joint ventures	13,484	12,797	12,613	12,574	12,502
Gain on sale of real estate assets	(17)	(13,344)	-	(112)	(41,918)
Impairment loss on real estate assets	-	-	20,577	23,364	-
FFO	$ 43,336	$ 30,794	$ 36,049	$ 42,798	$ 44,772
Adjustments included in income (loss) from unconsolidated joint ventures	4	(13)	1	4	2
Acquisition costs	358	12,081	3,961	2,437	-
Non-cash compensation expense - OP units	3,155	2,358	-	-	-
Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture	(130)	(128)	(126)	-	-
Adjustments included in net income attributable to non-controlling interest in the Operating Partnership	126	71	-	-	-
Normalized FFO	$ 46,849	$ 45,163	$ 39,885	$ 45,239	$ 44,774
Normalized FFO per share/unit (Basic)	$ 0.40	$ 0.39	$ 0.35	$ 0.39	$ 0.38
Normalized FFO per share/unit (Diluted)	$ 0.40	$ 0.39	$ 0.34	$ 0.39	$ 0.38
Weighted-average common shares/units outstanding - Basic	117,167	116,910	115,557	116,522	116,509
Weighted-average common shares/units outstanding - Diluted	117,167	116,925	115,802	116,821	116,823

Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Net Cash Provided by Operating Activities	$ 28,228	$ 16,147	$ 33,379	$ 40,548	$ 28,437
Adjustments included in income (loss) from unconsolidated joint ventures	12,923	13,125	12,013	12,147	12,335
Distributions from unconsolidated joint ventures	(7,042)	(6,996)	(7,376)	(7,075)	(7,365)
Net changes in operating assets and liabilities	9,276	6,892	(6,192)	(6,358)	7,228
Non-cash compensation expense in acquisition costs	(1)	(310)	-	-	-
Acquisition costs	358	12,081	3,961	2,437	-
Maintenance capital (1) (2)	(2,138)	(8,192)	(33,205)	(6,991)	(2,310)
AFFO	$ 41,604	$ 32,747	$ 2,580	$ 34,708	$ 38,325
Weighted-average common shares/units outstanding - Basic	117,167	116,910	115,557	116,522	116,509
Weighted-average common shares/units outstanding - Diluted	117,167	116,925	115,802	116,821	116,823

(1) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for more details on capital expenditures.
(2) Reflects CXP's ownership share of capital expenditures for properties held in joint ventures.

Supplemental Information - Q2 2020 30

Columbia Property Trust, Inc.

Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents)

Unaudited (in thousands)

	Three Months Ended				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Net Operating Income (based on GAAP rents)	$ 65,356	$ 63,009	$ 60,634	$ 64,282	$ 65,472
Straight-line rental income, net (wholly-owned)	(2,183)	(3,275)	(2,723)	(1,953)	(3,329)
Straight-line rental income, net (joint venture)	843	559	404	218	469
Above/below market lease amortization, net (wholly-owned)	(1,390)	(1,391)	(1,002)	(1,108)	(1,143)
Above/below market lease amortization, net (joint venture)	(3,044)	(2,551)	(2,435)	(2,443)	(2,450)
Net Operating Income (based on cash rents)	$ 59,582	$ 56,351	$ 54,878	$ 58,996	$ 59,019

Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands)

	Three Months Ended				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
FFO	$ 43,336	$ 30,794	$ 36,049	$ 42,798	$ 44,772
Adjustments included in income (loss) from unconsolidated joint ventures	4	(13)	1	4	2
Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture	(130)	(128)	(126)	-	-
Adjustments included in net income attributable to non-controlling interest in the Operating Partnership	126	71	-	-	-
Acquisition costs	358	12,081	3,961	2,437	-
Non-cash compensation expense - OP units	3,155	2,358	-	-	-
Normalized FFO	$ 46,849	$ 45,163	$ 39,885	$ 45,239	$ 44,774
Above/below market lease amortization, net	(1,390)	(1,391)	(1,002)	(1,108)	(1,143)
Straight-line rental income	(2,302)	(3,394)	(2,842)	(2,187)	(3,570)
Non-cash compensation expense - stock	2,081	1,989	1,445	1,536	2,102
Non-cash interest expense	643	643	640	640	642
Market value adjustment to investment in Real Estate Funds	227	160	-	-	-
Non-cash operating lease expense	89	82	90	206	212
Other non-cash adjustments included in income (loss) from unconsolidated joint ventures	(2,455)	(2,313)	(2,431)	(2,627)	(2,382)
Total other non-cash adjustments	(3,107)	(4,224)	(4,100)	(3,540)	(4,139)
Maintenance capital (1) (2)	(2,138)	(8,192)	(33,205)	(6,991)	(2,310)
AFFO	$ 41,604	$ 32,747	$ 2,580	$ 34,708	$ 38,325
Weighted-average common shares/units outstanding - Basic	117,167	116,910	115,557	116,522	116,509
Weighted-average common shares/units outstanding - Diluted	117,167	116,925	115,802	116,821	116,823

(1) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for more details on capital expenditures.

(2) Reflects CXP's ownership share of capital expenditures for properties held in joint ventures.

Supplemental Information - Q2 2020 31

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties

Unaudited (in thousands)

	Three Months Ended				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Net income (loss) attributable to CXP stockholders	$ 5,085	$ 6,290	$ (21,777)	$ (20,286)	$ 47,747
Interest expense (net)	9,676	9,713	9,717	10,289	10,897
Income tax expense	(185)	(2,243)	3	2	9
Depreciation	17,379	18,330	18,780	19,773	19,335
Amortization	7,405	6,721	5,856	7,485	7,106
Adjustments included in income (loss) from unconsolidated joint ventures	15,704	14,661	14,274	14,224	14,143
EBITDA	$ 55,064	$ 53,472	$ 26,853	$ 31,487	$ 99,237
Gain on sale of real estate assets	(17)	(13,344)	-	(112)	(41,918)
Impairment loss on real estate assets	-	-	20,577	23,364	-
EBITDA*re*	$ 55,047	$ 40,128	$ 47,430	$ 54,739	$ 57,319
Acquisition costs	358	12,081	3,961	2,437	-
Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture	(130)	(128)	(126)	-	-
Adjustments included in net income attributable to non-controlling interest in the Operating Partnership	126	71	-	-	-
Adjusted EBITDA*re*	$ 55,401	$ 52,152	$ 51,265	$ 57,176	$ 57,319
Management fee revenues	(10,447)	(8,240)	(1,863)	(1,914)	(1,898)
Management fee revenues - unconsolidated (1)	(514)	(342)	-	-	-
General and administrative - corporate	7,964	9,424	9,072	7,103	8,180
Non-cash compensation expense - OP units	3,155	2,358	-	-	-
Management fee expense	9,231	6,945	-	-	-
General and administrative - unconsolidated joint ventures	-	-	1,081	839	838
Straight line rental income (net)	(2,183)	(3,275)	(2,723)	(1,953)	(3,329)
Above/below market lease amortization, net	(1,390)	(1,391)	(1,002)	(1,108)	(1,143)
Adjustments included in income (loss) from unconsolidated joint ventures	(1,635)	(1,280)	(952)	(1,147)	(948)
Net Operating Income (based on cash rents)	$ 59,582	$ 56,351	$ 54,878	$ 58,996	$ 59,019
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (2)	(15,441)	(15,702)	(15,211)	(15,308)	(15,478)
Less Net Operating Income from:					
Acquisitions / Development (3), (4)	(2,532)	(2,367)	(509)	39	67
Dispositions (5)	171	(1,780)	(5,240)	(10,824)	(11,386)
Same Store Net Operating Income (based on cash rents) wholly-owned properties (6)	$ 41,780	$ 36,502	$ 33,918	$ 32,903	$ 32,222

(1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs.

(2) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).

(3) Reflects activity for the following property acquired since April 1, 2019, for all periods presented: 201 California Street (12/9/19).

(4) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%).

(5) Reflects activity for the following properties sold since April 1, 2019, for all periods presented: Pasadena Corporate Park, Cranberry Woods Drive, Lindbergh Center, and One & Three Glenlake.

(6) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q2 2020 32

Columbia Property Trust, Inc. Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties Unaudited (in thousands) Six Months Ended 6/30/2020 6/30/2019 Net income (loss) attributable to CXP stockholders $ 11,375 $ 51,260 Interest expense (net) 19,389 22,991 Income tax expense (2,428) 16 Depreciation 35,709 39,739 Amortization 14,126 14,567 Adjustments included in income (loss) from unconsolidated joint ventures 30,365 28,836 EBITDA $ 108,536 $ 157,409 Gain on sale of real estate assets (13,361) (41,918) Impairment loss on real estate assets - - EBITDAre $ 95,175 $ 115,491 Acquisition costs 12,439 - Adjustments included in net loss attributable to non-controlling interest in consolidated joint (258) - venture Adjustments included in net income attributable to non-controlling interest in the Operating 197 - Partnership Adjusted EBITDAre $ 107,553 $ 115,491 Management fee revenues (18,687) (3,767) Management fee revenues - unconsolidated (1) (856) - General and administrative - corporate 17,388 16,604 Revenues: 5,513 - Management fee expense 16,176 - General and administrative - unconsolidated joint ventures - 1,647 Straight line rental income (net) (5,458) (7,719) Above/below market lease amortization, net (2,781) (2,252) Adjustments included in income (loss) from unconsolidated joint ventures (2,915) (2,131) Net Operating Income (based on cash rents) $ 115,933 $ 117,873 Same Store Net Operating Income (based on cash rents) (31,143) (30,903) CXP Ownership of Properties in Unconsolidated Joint Ventures (2) Less Net Operating Income from: Acquisitions / Development (3), (4) (4,899) 212 Dispositions (5) (1,609) (24,795) Same Store Net Operating Income (based on cash rents) $ 78,282 $ 62,387 wholly-owned properties (6) (1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs. (2) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (3) Reflects activity for the following property acquired since January 1, 2019, for all periods presented: 201 California Street (12/9/19). (4) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%). (5) Reflects activity for the following properties sold since January 1, 2019, for all periods presented: Pasadena Corporate Park, Cranberry Woods, Lindbergh Center, and One & Three Glenlake. (6) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. Supplemental Information - Q2 2020 33

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties

Unaudited (in thousands)

	Three Months Ended				
	6/30/2020	3/31/2020	12/31/2019	9/30/2019	6/30/2019
Net income (loss) attributable to CXP stockholders	$ 5,085	$ 6,290	$ (21,777)	$ (20,286)	$ 47,747
Interest expense (net)	9,676	9,713	9,717	10,289	10,897
Income tax expense	(185)	(2,243)	3	2	9
Depreciation	17,379	18,330	18,780	19,773	19,335
Amortization	7,405	6,721	5,856	7,485	7,106
Adjustments included in income (loss) from unconsolidated joint ventures	15,704	14,661	14,274	14,224	14,143
EBITDA	$ 55,064	$ 53,472	$ 26,853	$ 31,487	$ 99,237
Gain on sale of real estate assets	(17)	(13,344)	-	(112)	(41,918)
Impairment loss on real estate assets	-	-	20,577	23,364	-
EBITDA*re*	$ 55,047	$ 40,128	$ 47,430	$ 54,739	$ 57,319
Acquisition costs	358	12,081	3,961	2,437	-
Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture	(130)	(128)	(126)	-	-
Adjustments included in net income attributable to non-controlling interest in the Operating Partnership	126	71	-	-	-
Adjusted EBITDA*re*	$ 55,401	$ 52,152	$ 51,265	$ 57,176	$ 57,319
Management fee revenues	(10,447)	(8,240)	(1,863)	(1,914)	(1,898)
Management fee revenues - unconsolidated (1)	(514)	(342)	-	-	-
General and administrative - corporate	7,964	9,424	9,072	7,103	8,180
Non-cash compensation expense - OP units	3,155	2,358	-	-	-
Management fee expense	9,231	6,945	-	-	-
General and administrative - unconsolidated joint ventures	-	-	1,081	839	838
Adjustments included in income (loss) from unconsolidated joint ventures	566	712	1,079	1,078	1,033
Net Operating Income (based on GAAP rents)	$ 65,356	$ 63,009	$ 60,634	$ 64,282	$ 65,472
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (2)	(17,028)	(17,573)	(17,243)	(17,534)	(17,459)
Less Net Operating Income from:					
Acquisitions / Development (3), (4)	(4,113)	(3,612)	(777)	39	67
Dispositions (5)	167	(1,526)	(5,163)	(10,602)	(11,160)
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (6)	$ 44,382	$ 40,298	$ 37,451	$ 36,185	$ 36,920

(1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs.

(2) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).

(3) Reflects activity for the following property acquired since April 1, 2019, for all periods presented: 201 California Street (12/9/19).

(4) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%).

(5) Reflects activity for the following properties sold since April 1, 2019, for all periods presented: Pasadena Corporate Park, Cranberry Woods Drive, Lindbergh Center, and One & Three Glenlake.

(6) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q2 2020 34

Columbia Property Trust, Inc. Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties Unaudited (in thousands) Six Months Ended 6/30/2020 6/30/2019 Net income (loss) attributable to CXP stockholders $ 11,375 $ 51,260 Interest expense (net) 19,389 22,991 Income tax expense (2,428) 16 Depreciation 35,709 39,739 Amortization 14,126 14,567 Adjustments included in income (loss) from unconsolidated joint ventures 30,365 28,836 EBITDA $ 108,536 $ 157,409 Gain on sale of real estate assets (13,361) (41,918) Impairment loss on real estate assets - - EBITDAre $ 95,175 $ 115,491 Acquisition costs 12,439 - Adjustments included in net loss attributable to non-controlling interest in consolidated joint (258) - venture Adjustments included in net income attributable to non-controlling interest in the Operating 197 - Partnership Adjusted EBITDAre $ 107,553 $ 115,491 Management fee revenues (18,687) (3,767) Management fee revenues - unconsolidated (1) (856) - General and administrative - corporate 17,388 16,604 Non-cash compensation expense - OP units 5,513 - Management fee expense 16,176 - General and administrative - unconsolidated joint ventures - 1,647 Adjustments included in income (loss) from unconsolidated joint ventures 1,278 2,143 Net Operating Income (based on GAAP rents) $ 128,365 $ 132,118 Same Store Net Operating Income (based on GAAP rents) (34,601) (35,178) CXP Ownership of Properties in Unconsolidated Joint Ventures (2) Less Net Operating Income from: Acquisitions / Development (3), (4) (7,725) 212 Dispositions (5) (1,359) (24,266) - Same Store Net Operating Income (based on GAAP rents) $ 84,680 $ 72,886 wholly-owned properties (6) (1) Reflects CXP's pro rata share of Management Fee Revenues earned by unconsolidated Real Estate Services JVs, which are recorded in Equity in Earnings of Unconsolidated JVs. (2) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (3) Reflects activity for the following property acquired since January 1, 2019, for all periods presented: 201 California Street (12/9/19). (4) Reflects activity for the following development projects, for all periods presented: 149 Madison Avenue, 799 Broadway (49.7%), 101 Franklin (92.5%), and Terminal Warehouse (8.65%). (5) Reflects activity for the following properties sold since January 1, 2019, for all periods presented: Pasadena Corporate Park, Cranberry Woods, Lindbergh Center, and One & Three Glenlake. (6) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. Supplemental Information - Q2 2020 35

Columbia Property Trust, Inc. Definitions - Non-GAAP Financial Measures Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Cash Flow from Operations to exclude (i) changes in assets and liabilities resulting from timing differences in payments and receipts (ii) additional amortization of lease assets (liabilities), (iii) straight-line rental income, (iv) gain (loss) on interest rate swaps, (v) maintenance capital expenditures (see definition below), and adding back (vi) stock based compensation expense, (vii) non-cash interest expense and (viii) non-cash lease expenses. AFFO excludes revenues for deferred rental billings. Because AFFO adjusts for income and expenses that we believe are not reflective of our core operations, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net cash flows from operating activities or net income. Adjusted EBITDAre : Adjusted EBITDAre is defined as EBITDAre plus (minus) losses and gains on early extinguishment of debt, plus (minus) losses and gains from interest rate swaps. EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. EBITDAre : EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for certain items that are not reflective of our core operations, including: (i) losses and gains on interest rate swaps and (ii) losses and gains on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. Net Operating Income (based on cash rents) (“NOI - cash rents”): NOI - cash rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) non-cash property operations, (v) straight-line rental income, and (vi) net effect of above/(below) market lease amortization. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - cash rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Net Operating Income (based on GAAP rents) (“NOI - GAAP rents”): NOI - GAAP rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, and (iii) interest expense associated with interest rates swaps. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - GAAP rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties continuously owned and operating for the entirety of the reporting periods presented. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Definitions - Other Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Maintenance Capital: Capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Maintenance capital excludes capital for recent acquisitions and first generation leasing. Investment Capital: Capital expenditures incurred to lease space to first generation tenants; to lease space that has been vacant for more than one year; to expand or repurpose building functionality in our existing portfolio; and to bring properties up to our ownership standards. We establish our ownership standards based on Class A office property characteristics typical for the respective local market, including level of finishes, systems, accessibility, and defined market presence. All costs incurred within 36 months of acquisition are considered Investment Capital. Supplemental Information - Q2 2020 36